HIGHLAND FUNDS I

Supplement dated March 15, 2019 to the Summary Prospectus for

Highland Opportunistic Credit Fund (the “Fund”)

and the Highland Funds I Prospectus,

each dated October 31, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective immediately, Jon Poglitsch has been added as a portfolio manager for the Fund.

Portfolio Management

Effective immediately, the sub-section entitled “Portfolio Management” within the summary section of the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	4 years	President and Co-Founder
Trey Parker	3 years	Executive Vice President
Jon Poglitsch	Less than one year	Head of Credit Research

Portfolio Manager Biographies

Effective immediately, the following paragraph is added to the section entitled “Highland Opportunistic Credit Fund” under the heading “Management of the Funds – About the Funds’ Portfolio Managers – Portfolio Manager Biographies” on page 62 of the Prospectus:

Mr. Poglitsch is Head of Credit Research at Highland. Prior to his current position, Mr. Poglitsch served as a Managing Director at HCFMA, where he spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries; he also served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining Highland in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. (“Muse”), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to joining Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.

HFI-HNR-PROSUPP1-0319

HIGHLAND FUNDS I

Supplement dated March 15, 2019 to the

Highland Funds I Statement of Additional Information,

dated October 31, 2018, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective immediately, Jon Poglitsch has been added as a portfolio manager for the Highland Opportunistic Credit Fund (the “Fund”).

Information Regarding Portfolio Managers

Effective immediately, the last sentence stating “All information is provided as of June 30, 2018” of the first paragraph under the section entitled “INFORMATION REGARDING PORTFOLIO MANAGERS” beginning on page 59 is deleted.

Effective immediately, the sentence under the section entitled “Opportunistic Credit Fund” on page 64 is deleted in its entirety and replaced with the following:

The portfolio managers of Opportunistic Credit Fund are James Dondero, Trey Parker, and Jon Poglitsch.

Effective immediately, the following table is added under the section entitled “Opportunistic Credit Fund” on page 64:

As of December 31, 2018, Jon Poglitsch managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	3	$1,712.80	None	None
Other Pooled Investment Vehicles:	None	None	None	None
Other Accounts:	1	$408.69	None	None

Ownership of Securities

Effective immediately, the first paragraph and table under the section entitled “Ownership of Securities” on page 69 are deleted in their entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of November 30, 2018, unless otherwise noted.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Bradford Heiss	Long/Short Equity Fund	$100,001 - $500,000
James Dondero[1]	Long/Short Equity Fund	$100,001 - $500,000

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Michael McLochlin	Long/Short Equity Fund	$50,001 - $100,000
James Dondero[1]	Long/Short Healthcare Fund	Over $1,000,000[2]
Andrew Hilgenbrink	Long/Short Healthcare Fund	$10,001 - $50,000[2]
James Dondero[1]	Merger Arbitrage Fund	Over $1,000,000[2]
Bradford Heiss	Merger Arbitrage Fund	$10,001 - $50,000
Michael McLochlin	Merger Arbitrage Fund	None
Eric Fritz	Merger Arbitrage Fund	$10,001 - $50,000
James Dondero[1]	Opportunistic Credit Fund	Over $1,000,000[2]
Trey Parker	Opportunistic Credit Fund	None[2]
Jon Poglitsch	Opportunistic Credit Fund	None[3]

1 Mr. Dondero controls HCM. Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the common stock of Long/Short Equity Fund, Long/Short Healthcare Fund, Merger Arbitrage Fund, and Opportunistic Credit Fund directly owned by HCM.

2 As of June 30, 2018.

3 As of February 28, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.

HFI-HNR-SAISUPP1-0319